UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	001-7939	11-2160665
(State of Incorporation or	(Commission File Number)	(IRS Employer
Organization)		Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2018, Vicon Industries, Inc. (the "Company") entered into a $5.6 million Term Loan Agreement (the “Agreement”) with NIL Funding Corporation ("NIL") to replace the $5.8 million outstanding balance on its existing revolving line of credit agreement with a term loan. Upon closing, $5.6 million of outstanding borrowings under its revolving credit agreement were converted to a term loan while the remaining $200,000 of outstanding borrowings were repaid to NIL. The Agreement requires monthly payments of accrued interest beginning on October 1, 2018. In addition, the Agreement requires equal monthly principal payments of $25,000, plus accrued interest, beginning on April 1, 2019 until the loan maturity date of March 30, 2020, at which point the full outstanding balance of the loan and accrued interest are due.

The Agreement provides for a formula that limits outstanding indebtedness based upon eligible accounts receivable and is secured by a first priority security interest in substantially all of the Company’s assets. Borrowings under the Agreement bear interest at a rate of 8.85% per annum. The Agreement also provides for an initial commitment fee of $56,000, which was paid at closing. The Agreement includes provisions that are customarily found in similar financing agreements, including a financial covenant which requires the Company to maintain a minimum level of inventory and liquid assets as defined in the Agreement.

The foregoing is a summary of the terms of the Agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such Agreement, which has been filed as an exhibit to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Term Loan Agreement between the Company and NIL Funding Corporation, dated as of September 21, 2018
10.2	Security Agreement by Vicon Industries, Inc. in favor of NIL Funding Corporation, dated as of September 21, 2018
10.3	Security Agreement by Vicon Systems Ltd. in favor of NIL Funding Corporation, dated as of September 21, 2018
10.4	Promissory Note (Facility A) between the Company and NIL Funding Corporation, dated as of September 21, 2018
10.5	Promissory Note (Facility B) between the Company and NIL Funding Corporation, dated as of September 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2018

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Chief Operating Officer and
Chief Financial Officer